Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q of Phoenix Technologies, Ltd. for the quarter ended June 30, 2003 (the “Report”), I, Randall Bolten, Chief Financial Officer of Phoenix Technologies, Ltd., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Phoenix Technologies Ltd.

August 14, 2003	/s/ RANDALL BOLTEN
Date	Randall Bolten Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by §906 has been provided to Phoenix Technologies, Ltd. and will be retained by Phoenix Technologies, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.